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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) December 15, 1997



                     Structured Products Corp. on behalf of
           TIERS (SM) Corporate Bond-Backed Certificates Trust BLS 1997-6
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             (Issuer in respect of the TIERS (SM) Corporate Bond-Backed
                         Certicates, Series BLS 1997-6)
             (Exact name of registrant as specified in its charter)

          DELAWARE                       33-55860            13-3692801
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(State or other jurisdiction           (Commission)          (I.R.S.
of incorporation)                      file number)          employer
                                                             identification no.)

         Room 33-130, 33rd floor
         Seven World Trade Center
         New York, New York 10048                         10019
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(Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code (212) 783-6645
                                                   --------------

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          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant.

                  Not Applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

                  1.Trustee's Report in respect of the following Distribution
Date: December 15, 1997

Item 8.  Change in Fiscal Year.

                  Not Applicable.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       STRUCTURED PRODUCT CORP.

                                       By:     /s/ Timothy P. Beaulac
                                          ------------------------------------
                                       Name:   Timothy P. Beaulac
                                       Title:  Assistant Vice President and
                                                   Finance Officer


Dated: December 16, 1997


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                                  EXHIBIT INDEX

Exhibit                                                                     Page
-------                                                                     ----

1.   Trustee's Reports in respect of the following Distribution Date:        5
     December 15, 1997


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                                  Exhibit 1

To the Holders of
Trust Investment Enhanced Return Securities(SM)
Corporate Bond-Backed Certificates, Series BLS 1997-6
     ZTF Class
     Amortizing Class

Pursuant to Section 4.2 of the Trust Agreement, First Trust of New York, National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust, Series BLS 1997-6, hereby gives notice with respect to the Distribution occurring on December 15, 1997 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders of each class of Certificates on the Distribution Date allocable to principal and premium, if any, and interest expressed as a dollar amount per $1,000 original face amount of securities, is as set forth below:

Class               Principal           Interest     Total Distribution
ZTF Class           $0.00               $0.00        $0.00
Amortizing Class    $69.37418           $32.75       $102,124183

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.00.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,000,000 aggregate principal amount of BellSouth Telecommunications, Inc. Forty Year 7 1/2% Debentures due June 15, 2003 (the "Term Assets") are held for the above trust. The Term Assets are currently rated Aaa by Moody's Investors Service, Inc. and AAA by Standard and Poor's Ratings Group.

5. The Aggregate Certificate Principal Balance of each class of Certificates at the close of business on the Distribution Date is set forth below:

Class               Principal Balance
ZTF Class           $25,000,000.00
Amortizing Class     $8,543,145.00

                FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION

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